Share-Based Incentives	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Share-Based Incentives
Share-Based Incentives
During 2017, the Company designated a new class of voting Class B shares. Class B shares can either be purchased by or granted to certain executives or non-executive directors of the Company at the discretion of the Company in line with the provisions set out in the Certificate of Designation, or any sub-plan or addendum thereto.
Grants can be made by the Company twice per year as of March 1 or September 1. The number of shares granted is determined based on a long-term incentive (LTI) award amount divided by the latest U.S. GAAP book value (or common shareholder's equity) per share published as of either December 31 or June 30 (the valuation dates). As a result, Class B shares with a grant date of March 1 are based on the U.S. GAAP book value as of the December 31 valuation date, while Class B shares with a grant date of September 1 are based on the U.S. GAAP book value as of the June 30 valuation date. The granted shares may be issued net of share equivalent to settle related withholding taxes, where applicable.
Restricted Class B shares are granted at $nil consideration and are restricted from sale for a period of up to three years from the date of grant. An acceleration of the restriction period may occur under certain circumstances, including death, permanent disability, or retirement of the shareholder. Notwithstanding these provisions, the Company's Board of Directors has authority to accelerate the restriction period at its own discretion. Restricted Class B shares granted are recognized at fair value over the restriction period.
Unrestricted Class B shares can be purchased twice per year at a price based on the latest U.S. GAAP book value as of the most recent valuation date of either June 30 or December 31. Such subscriptions may only be permitted within 30 days following public release of the U.S. GAAP book value of the Company as of the applicable valuation date.
Unrestricted Class B shares can be transferred or sold back to the Company, subject to any applicable restrictions as per the Certificate of Designation, at the option of the shareholder. The notices of grant require that, once the restriction period has expired, the employee can only sell or transfer the Class B shares back to the Company provided the employee continues to hold shares in the amount of a minimum of four times their gross annual long-term incentive target value, unless otherwise agreed in writing.
The Class B shares are accounted for as liabilities, with 13 million and $16 million included in Accounts payable, accrued expense and other in the Consolidated Balance Sheets at December 31, 2019 and 2018, respectively. The compensation expense related to Class B awards for the years ended December 31, 2019, 2018 and 2017 was approximately $10 million, $4 million, and $2 million, respectively, included in Other expenses in the Company's Consolidated Statement of Operations.
During 2019, there were repurchases by the Company of approximately $13 million, which included $6 million restricted Class B shares and $7 million unrestricted Class B shares.
The following table provides an activity summary of the Company's restricted and unrestricted Class B shares outstanding:

	Restricted Class B shares	Unrestricted Class B shares	Total Class B shares
Outstanding December 31, 2017	71,658	183,834	255,492
Granted	90,152	—	90,152
Outstanding December 31, 2018	161,810	183,834	345,644
Granted	117,929	—	117,929
Purchased	—	18,875	18,875
Repurchased	(100,407)	(100,273)	(200,680)
Outstanding December 31, 2019	179,332	102,436	281,768